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                                                                    Exhibit 21.1

                        SCHEDULE OF EGGHEAD SUBSIDIARIES
                     Form 10K for Fiscal Year Ended 4/3/99


Parent Company:  EGGHEAD.COM, INC.
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Subsidiaries, wholly owned by Egghead.com, Inc.:
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D J & J Software Corporation (WA)

EH Direct, Inc. (WA) Inactive corporation

   MPI Corporation (WA) (wholly owned subsidiary of EH Direct, Inc.) Inactive corporation

Surplus Software, Inc.. (OR)